SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              ______________________


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported)  June 29, 1999
                                                          ---------------


                               CTG Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        Connecticut                     001-12859          061466463
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        (State or Other Jurisdiction    (Commission       (IRS Employer
              of Incorporation)         File Number)   Identification No.)




        100 Columbus Boulevard, Hartford, Connecticut          06144-1500
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         (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code: (860) 727-3010
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                                        NA
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          (Former Name or Former Address, if Changed Since Last Report)
















          Item 5.   Other Events.

               On June 29, 1999, CTG Resources, Inc., a Connecticut corporation ("CTG"), announced that it has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Energy East Corporation, a New York corporation ("Energy East"), and a wholly owned subsidiary of Energy East, Oak Merger Co. ("Oak"), pursuant to which CTG will merge with and into Oak (the "Merger"). As a result of the Merger, each outstanding share of CTG's common stock will be converted into the right to receive cash, Energy East common stock or a combination of cash and Energy East common stock. A copy of the Merger Agreement has been filed herewith as Exhibit 2.1 and is incorporated herein by reference.

               On June 30, 1999, CTG and Energy East issued a press release relating to the Merger Agreement and the related transactions. The press release has been filed herewith as Exhibit 99.2 and is incorporated herein by reference.

               In connection with entering into the Merger Agreement, CTG amended its Rights Agreement. The Amendment to the Rights Agreement, dated as of June 29, 1999, between CTG and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, has been filed herewith as Exhibit 4.1 and is incorporated herein by reference.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits.

               Exhibit   Description of Exhibit
               -------  -----------------------

               2.1 Agreement and Plan of Merger, dated as of June 29, 1999, by and among CTG Resources, Inc., Energy East Corporation and Oak Merger Co.

               4.1 Amendment to Rights Agreement, dated as of June 29, 1999, between CTG Resources, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent

               99.1      Exhibit Index

               99.2      Press Release















                                             SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: June 30, 1999           CTG Resources, Inc.



                                    By:  /s/ Arthur C. Marquardt
                                         ---------------------------------
                                             Arthur C. Marquardt
                                             Chairman, President and Chief
                                                  Executive Officer